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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 7, 2000 (June 6, 2000)
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                            KRANZCO REALTY TRUST
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             (Exact Name of Registrant as Specified in Charter)

            Maryland                 1-11478           23-2691327
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  (State or Other Jurisdiction     (Commission       (IRS Employer
        of Incorporation)         File Number)     Identification No.)

  128 Fayette Street, Conshohocken, Pennsylvania         19428
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     (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code (610) 941-9292
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On June 6, 2000, the shareholders of Kranzco Realty Trust, a Maryland real estate investment trust, voted to approve the combination of the businesses of Kranzco and CV Reit, Inc., a Delaware corporation, into a newly formed entity, Kramont Realty Trust, a Maryland real estate investment trust, pursuant to an Agreement and Plan of Reorganization and Merger, dated as of December 10, 1999, as amended. Kranzco issued a press release announcing the shareholder action.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 2000

                                   KRANZCO REALTY TRUST



                                   By: /s/ Norman M. Kranzdorf
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                                      Name:   Norman M. Kranzdorf
                                      Title   President and Chief Executive
                                              Officer